                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                       [_]
Filed by a Party other than the Registrant    [X]

check the appropriate box:
[X]   Preliminary Proxy Statement
[_]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Under Rule 14a-12

                                              [_]  Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e) (2)

                             COMPUTER HORIZONS CORP.
               --------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                   AQUENT LLC
   --------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required
     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price on other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

     [_]  Fee paid previously with preliminary material

     [_] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form of schedule and the date of its filing.

               1.   Amount Previously Paid:

               2.   Form, Schedule or Registration Statement No.:

               3.   Filing Party:

               4.   Date Filed:

                                   AQUENT LLC
                               711 Boylston Street
                                Boston, MA 02116

                                    IMPORTANT

             Aquent Makes $5 Per Share Cash Proposal For Your Stock;

          Nominates Two Independent Directors And Proposes Other Action
                          At The May 14 Annual Meeting

                                                                  April __, 2003

Dear Fellow Shareholder of Computer Horizons Corp.:

     On behalf of Aquent LLC, a privately held global professional services firm and the owner of approximately 1,101,000 shares of Computer Horizons (approximately 3.6%), I am writing to notify you of some important developments regarding your Company. On April 14, 2003, Aquent sent a letter to the Company's Board of Directors proposing a transaction in which Aquent would acquire all of the outstanding common stock of Computer Horizons for $5.00 per share in cash. Our $5.00 per share proposal represents a premium of 67% to Computer Horizons' closing price on Friday, April 11, 2003 of $3.00, a 69% premium to Computer Horizons' average closing price over the past 30 trading days of $2.96, and is higher than any trading price for Computer Horizons common stock over the last two years We are confident that a combination of Aquent and Computer Horizons would benefit both companies' shareholders, customers, employees and contractors, and would result in a combined entity with the necessary size to be a leader in our industry.

     While we would prefer to meet with the Board and management of the Company to negotiate a transaction that is in the best interests of all Computer Horizons shareholders, Aquent's request to present its premium proposal was declined. Aquent is committed to pursuing the means necessary to consummate this transaction directly with you - the true owners of Computer Horizons.

     At the Company's upcoming Annual Meeting of Shareholders, we intend to seek your support for two independent and highly-qualified candidates for election to Computer Horizons' Board of Directors. The two individuals Aquent intends to nominate as directors are Robert A. Trevisani and Karl L. Meyer. These individuals have served as directors of publicly traded companies. We believe that election of two new and independent members to the Company's Board, while they will not constitute a majority of the six-person Board, will help guide the Board to fulfill its fiduciary duty to explore all avenues open to the Board and its advisers with the goal of maximizing shareholder value. We are also seeking your support to amend the Company's by-laws to authorize shareholders who own 10% or more of Computer Horizons' outstanding stock to call a special meeting of shareholders. This will afford shareholders the opportunity to hold Computer Horizons' Board accountable for its actions at any time during the year, not just once a year at the annual meeting. At present, only management or the holders of 50% or more of Computer Horizons' outstanding stock can call a special meeting.

     Please know that we did not desire to file proxy materials and seek to take action at the annual meeting. We attempted, through an intermediary who contacted Computer Horizons' current chief executive officer, to arrange a meeting with Mr. Thomas J. Berry and present our $5.00 per share cash proposal to the chairman in person. Mr. John Cassese, who resigned as director and is on administrative leave from his former role as chief executive officer following his recent indictment on insider trading charges, responded. Purporting to act on behalf of Computer Horizons where he supposedly has no official capacity, Mr. Cassese made it clear that neither he nor Computer Horizons had any interest in receiving or considering an offer. Consequently, and in light of the upcoming annual meeting, we felt we had no alternative but to undertake these actions at this time or risk an unacceptable delay before our proposal, or a similar proposal, could be put before you - the true owners of Computer Horizons.

     For those of unfamiliar with us, Aquent is a Boston-based premier global solutions company. We employed approximately 10,000 people worldwide during 2002 and operate 70 offices located in 15 countries. Our company consists of two divisions: IT Services, providing solutions in application development, quality assurance testing, and project management; and Marketing & Creative Services, providing outsourcing, systems consulting and staffing for Global 1000 companies. Aquent has a long history of innovation and leadership. We were the first national firm to offer comprehensive health insurance benefits to contractors. Recently, we were the first company to outsource creative services departments worldwide for multinational organizations. We have a strong balance sheet, no debt and have been profitable every year since our founding. Aquent is well-positioned to succeed in our industry.

     Please join us in sending a strong message to Computer Horizons' Board by voting FOR our proposals on the enclosed GOLD proxy card. The Company's Annual Meeting is scheduled to take place on Wednesday, May 14, 2003. The enclosed proxy statement contains important information concerning the Company's Annual Meeting, our nominees and our proposals - we strongly encourage you to read it carefully.

     WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY.

     IF YOU HAVE ANY QUESTIONS ABOUT EXECUTING YOUR PROXY OR REQUIRE ASSISTANCE, PLEASE CALL MACKENZIE PARTNERS INC. AT (800) 332-2885.

                                        Thank you for your support.


                                        On behalf of Aquent LLC,


                                        Sincerely,

                                        John Chuang

                                        Chairman and Chief Executive Officer

                                    IMPORTANT

     Please sign, date and return the enclosed GOLD proxy card TODAY in the envelope provided.

     THIS SOLICITATION IS BEING MADE BY AQUENT AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

     YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED GOLD PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY. PROPERLY VOTING THE ENCLOSED GOLD PROXY CARD AUTOMATICALLY REVOKES ALL PRIOR PROXY CARDS PREVIOUSLY SIGNED BY YOU.

     DO NOT MAIL ANY PROXY CARD OTHER THAN THE ENCLOSED GOLD CARD IF YOU WISH TO VOTE FOR THE NOMINEES THAT AQUENT SUPPORTS.

     EVEN IF YOU PREVIOUSLY HAVE VOTED A PROXY CARD FURNISHED TO YOU BY THE COMPANY'S CURRENT BOARD, YOU HAVE THE LEGAL RIGHT TO CHANGE YOUR VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

     HOLDERS OF RECORD OF SHARES OF COMMON STOCK AS OF APRIL 2, 2003, THE RECORD DATE FOR VOTING AT THE ANNUAL MEETING, ARE URGED TO SUBMIT A GOLD PROXY CARD EVEN IF YOUR SHARES ARE SOLD AFTER THE RECORD DATE.

     IF YOU PURCHASED SHARES OF COMMON STOCK AFTER THE RECORD DATE AND WISH TO VOTE SUCH SHARES AT THE MEETING, YOU SHOULD OBTAIN A GOLD PROXY CARD FROM THE SELLER OF SUCH SHARES.

     IF YOUR SHARES ARE REGISTERED IN YOUR OWN NAME, PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TO US IN CARE OF MACKENZIE PARTNERS INC., THE FIRM ASSISTING US IN THE SOLICITATION OF PROXIES, IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK NOMINEE OR OTHER INSTITUTION, ONLY IT CAN SIGN A GOLD PROXY CARD WITH RESPECT TO YOUR SHARES AND ONLY UPON RECEIPT OF SPECIFIC INSTRUCTIONS FROM YOU. ACCORDINGLY, YOU SHOULD CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR A GOLD PROXY CARD TO BE SIGNED REPRESENTING YOUR SHARES. WE URGE YOU TO CONFIRM IN WRITING YOUR INSTRUCTIONS TO THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND TO PROVIDE A COPY OF SUCH INSTRUCTIONS TO US IN CARE OF MACKENZIE PARTNERS INC. AT THE ADDRESS INDICATED BELOW SO THAT WE WILL BE AWARE OF ALL INSTRUCTIONS GIVEN AND CAN ATTEMPT TO ENSURE THAT SUCH INSTRUCTIONS ARE FOLLOWED.

     If you have any questions about executing your proxy or require assistance, please call:

                        [LOGO OF MACKENZIE PARTNERS INC.]
                             105 Madison Avenue
                             New York, NY 10016
                        (212) 929-5502 (Call Collect)

                                      or

                         Call Toll-Free: (800) 322-2885

                                   AQUENT LLC
                               711 Boylston Street
                                Boston, MA 02116

                         ------------------------------

                                 PROXY STATEMENT
                                       OF
                                   AQUENT LLC

                         ------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                             COMPUTER HORIZONS CORP.

                                  MAY 14, 2003
                         HANOVER MARRIOTT, WHIPPANY, NJ

                         ------------------------------

     The enclosed GOLD proxy card is solicited on behalf of Aquent LLC ("Aquent"). Only shareholders of record of Computer Horizons Corp. (the "Company") at the close of business on April 2, 2003, will be entitled to notice of and to vote at the annual meeting with each share entitled to one vote. As of April 2, 2003 the record date for the meeting, the Company had outstanding 30,209,112 shares of common stock, $.10 par value, 1,101,000 of which shares were held beneficially and of record by Aquent, representing approximately 3.6% of the shares outstanding on the record date. It is anticipated that Aquent's mailing to shareholders of this Proxy Statement and the enclosed GOLD proxy card will commence on or about April __, 2003.

     At the Annual Meeting, six persons will be elected to the Board of directors of the Company (the "Board") to hold office until the next annual meeting of shareholders, or until their successors have been duly elected and qualified. In opposition to the solicitation of proxies by the current Board of the Company to re-elect themselves -- the six current incumbent directors -- Aquent is soliciting proxies to elect two outstanding nominees of Aquent (the "Aquent Nominees") and four of the six incumbents, thereby defeating the candidacy of Thomas J. Berry and Rocco J. Marano for re-election. Aquent believes that the Aquent Nominees, if elected, will provide valuable perspective to the Board and will seek to act in the best interests of the Company's shareholders. If Aquent determines at or prior to the Annual Meeting that any Aquent Nominee is unable or otherwise unavailable to serve as a director, Aquent reserves the right to nominate a replacement candidate for election as a director.

     Aquent believes that, if elected, the Aquent Nominees will seek to help the Board fulfill its fiduciary duty to explore all avenues open to the Company with the goal of maximizing shareholder value, including the evaluation of offers to acquire the Company, such as Aquent is interested in making. The Aquent Nominees will not be in a position, however, to effect any action, including any action referred to above, without the support of at least two or more of the incumbent members of the Board. There can be no assurance that the incumbent members of the

Board will vote with the Aquent Nominees to explore strategic alternatives. Aquent believes, however, that shareholder support for the Aquent Nominees may encourage the Board to explore strategic alternatives to maximize shareholder value.

     Aquent is also proposing an amendment to the Company's by-laws authorizing special meetings to be called by persons who own, individually or in the aggregate, 10% or more of the Company's outstanding common stock. Aquent believes this amendment will give the shareholders a greater voice in the governance of the Company at a time when important decisions must be made regarding the Company's future. At present, only management, or the holders of 50% or more of the Company's outstanding stock, can call a shareholders meeting. The reasons why Aquent thinks its proposals will be beneficial to shareholders are discussed below under the heading "WHY YOU SHOULD VOTE FOR AQUENT'S PROPOSALS." If elected, the Aquent Nominees will be subject to a fiduciary duty to act in the best interests of all of the Company's shareholders and there can be no assurance that the Aquent Nominees will favorably respond to any acquisition offers or other proposals that Aquent may make. In addition, there can be no assurance that if the Aquent Nominees are elected the Company's value will be maximized.

                  PRIOR CONTACTS BETWEEN AQUENT AND THE COMPANY

     After Aquent developed a proposal involving the possible acquisition of the Company by Aquent, Aquent asked Robert W. Baird & Co. Incorporated ("Baird"), an investment banking firm which had performed services for the Company in the past, to contact the Company to see whether a meeting could be arranged between Aquent and Thomas J. Berry, the Company's chairman of the board. On April 3, 2003, Baird contacted William J. Murphy, the Company's president and chief executive officer, and made the request. Later that day, Baird received a call from Mr. Murphy and John J. Cassese, the Company's former chief executive officer who on March 13, 2003 resigned as a director of the Company and took a leave of absence as president and chief executive officer following his indictment by the Department of Justice on charges of insider trading involving a company unrelated to the Company. Purporting to act on behalf of the Company, at which he no longer has an official capacity, Mr. Cassese stated that the Company had no interest in receiving or considering our proposal or any similar proposal from anyone else.

                   WHY YOU SHOULD VOTE FOR AQUENT'S PROPOSALS

     Election of the Aquent Nominees. Aquent urges you to elect the Aquent Nominees, and defeat the candidacy of Messrs. Berry and Marano, for two reasons. Aquent believes that:

     1. The only way to get the Board to consider an acquisition proposal from us or others is to add to the Board new directors who are more responsive to the needs of shareholders.

     2. The transaction we are proposing is in the best interest of you, the shareholders, and is far superior to the Company's current business strategy.

     The Board Needs Help in Fulfilling its Duties. Aquent urges you to elect the Aquent Nominees in place of Messrs. Berry and Marano because Aquent believes that the Aquent

Nominees will guide the Board to fulfill its fiduciary duty to explore all avenues open to the Board and its advisors with the goal of maximizing shareholder value.

     To date, the Company has refused to consider our proposal. Mr. Cassese has stated that the Company does not intend to consider any similar proposals. See "PRIOR CONTACTS BETWEEN AQUENT AND THE COMPANY."

     Aquent believes that the only way to get the Board to consider acquisition proposals that may be in your best interests is to add the Aquent Nominees to the Board.

     Our Proposal is in Your Best Interest. Aquent believes its proposal is far more attractive to the Company's shareholders than the likely consequences of continuing to follow management's current strategy. This is because:

     ~ Our proposed price of $5.00 per share constitutes a 67% premium to the Company's closing price on Friday, April 11, 2003 and a 69% premium to the Company's average closing price over the past 30 trading days and is higher than any trading price for the Company's common stock over the past two years.

     ~ Our bid is credible and, we believe, likely to be consummated if approved by the Company's shareholders. We have made acquisitions in the past and are prepared to devote our attention and resources to complete the transaction.

     ~ We believe that current management's strategy for the Company has failed and is likely to continue to fail. Shareholders should make their own assessment of management's strategy and ask themselves whether management's strategy is likely to increase or decrease shareholder value.

     ~ A transaction with us offers the immediacy and certainty of a cash payment upon closing of the transaction, as compared with waiting to see what effect management's current strategy may have on shareholder value.

     By-Law Amendment. Aquent believes that authorizing shareholders who own 10% or more of the Company's stock to call special meetings of shareholders will afford shareholders the opportunity to hold the Board accountable for its actions at any time of the year, not just once a year at the Annual Meeting. Aquent therefore urges you to approve the proposed by-law amendment.

     Among other things, shareholders might seek to introduce corporate governance proposals or consider changing the composition of the Board more frequently than once a year, through the removal of incumbent directors and/or enlargement of the Board and the election of new directors to fill the resulting vacancies. Such action could be taken if the shareholders believed that the incumbent directors were not fulfilling their fiduciary duty to consider attractive acquisition proposals, or were otherwise acting out of selfish motives or seeking to entrench themselves in power. Aquent has not at present determined whether to take any particular actions that it might take at such a special meeting but it reserves its rights as a shareholder to take any such actions.

     The Board, which is elected by the shareholders, should listen and be receptive to requests for special meetings by shareholders having a significant interest in the Company in order to give prompt and timely consideration to matters that shareholders deem important to their interests and not be required to wait until the next annual meeting, since the lapse of time could be very detrimental.

     Under New York law and the Company's charter and by-laws, most actions that can be taken by the shareholders at a special meeting without the concurrence of the Board require approval by the holders of a majority of those shares which are voted at the meeting, not by an absolute majority of the outstanding shares. It therefore seems illogical and unnecessary to require that an absolute majority of all outstanding shares be mobilized merely to call a meeting.

     AQUENT BELIEVES THAT THE VALUE OF THE COMPANY IS BEING JEOPARDIZED BY THE REFUSAL OF MR. CASSESE TO ALLOW THE BOARD TO CONSIDER ACQUISITION OFFERS AND BELIEVES THAT THE ELECTION OF THE AQUENT NOMINEES REPRESENTS THE BEST MEANS TO ACT UPON THE BOARD'S FIDUCIARY DUTY TO EXPLORE ALL AVENUES TO MAXIMIZE THE VALUE OF THE SHAREHOLDERS' INVESTMENT IN THE COMPANY.

     AQUENT BELIEVES THAT ITS PROPOSAL TO THE COMPANY IS IN THE BEST INTEREST OF YOU, THE SHAREHOLDERS. AQUENT BELIEVES THAT FACILITATING THE CALL OF SPECIAL SHAREHOLDERS MEETINGS WILL HELP TO MAKE THE BOARD MORE ACCOUNTABLE TO SHAREHOLDERS.

     YOUR VOTE IS IMPORTANT. YOU, THE COMPANY'S SHAREHOLDERS, CAN MOVE TO PROTECT YOUR INVESTMENT IN THE COMPANY, BY SIGNING, DATING AND MAILING PROMPTLY THE ENCLOSED GOLD PROXY CARD IN SUPPORT OF AQUENT'S NOMINEES.

             CERTAIN MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Election of Directors

     At the Meeting, six directors are to be elected to hold office until the next Annual Meeting and until their successors shall have been elected and qualified.

     It is Aquent's intention to vote the shares of Common Stock represented by the proxy, unless otherwise specified therein, to elect as directors the two Aquent Nominees whose names and biographies appear below and to re-elect all of the incumbent directors other than Messrs. Berry and Marano. For biographical and other information about the four incumbent directors whom Aquent intends to vote for, please refer to the proxy statement and form of proxy that has been distributed by the Company.

     At the Annual Meeting, Aquent will nominate the persons whose names and biographies appear below. In the event either of the Aquent Nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by Aquent. Aquent has no reason to believe that any of the various nominees named on the GOLD proxy card or on management's white proxy card will be unable to serve if elected, although there can be no assurance as to whether management's nominees will serve if elected with either or both of the Aquent Nominees. If any of management's nominees should become unavailable or unable to serve as a Director, it is not intended to cast votes for any substitute nominee. Each of the Aquent Nominees has consented to being named in this Proxy Statement and to serve if elected.

Aquent's Nominees

     Both of Aquent's nominees have experience with public companies and with mergers and acquisitions:

     Karl L. Meyer, age 66, is a private investor with extensive investments in the U.S. and foreign shipping industry. Since December 2000 he has served as chairman of the board, chief executive officer and president of Ermis Maritime Holdings Limited, a private holding company. Since 1995 he has also been a managing director of Diogenes Management Company, the advisor to a fund which invests in tankers. Between 1991 and December 2000 he was chairman of the board, chief executive officer and president of HomePort Bancorp, Inc. in Nantucket, Massachusetts, a publicly traded company which was acquired in December 2000. Mr. Meyer previously served as chief executive officer or president of three other companies which were acquired. He holds an MBA degree from the Harvard Business School.

     Robert A. Trevisani, Esq., age 69, has been a partner at the law firm of Gadsby Hannah, LLP since 1968, with a specialty in mergers and acquisitions. He has also been an adjunct professor of Law at Boston College Law School since 1996, and formerly at Boston University Graduate School of Law from 1976 to 1996 where he designed and has taught courses in international mergers and acquisitions. He served as a director of HomePort Bancorp, a publicly traded bank holding company, from 1997 to 2000. He is an Overseer of Boston College Law School and president and trustee of The Commonwealth Charitable Foundation, Inc.; a trustee of Stratford Foundation, Inc.; a trustee of Mount Ida College; a trustee of WorldBoston/World Affairs Council; a trustee of the Institute for Experimental Psychiatry Research Foundation at the University of Pennsylvania; and vice president, treasurer and director of the American Association for Polish-Jewish Studies, Inc. Mr. Trevisani holds an L.L.B. degree from Boston College Law School and an L.L.M. degree from New York University Law School.

     AQUENT RECOMMENDS THAT YOU VOTE "FOR" ITS NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

     Each of the Aquent Nominees is a United States citizen. For additional information regarding the Aquent Nominees, see Appendix I annexed to this Proxy Statement. The information above and in Appendix I has been furnished to Aquent by the Nominees.

     The Aquent Nominees will not receive any compensation from Aquent for services as a director of the Company or for agreeing to stand for election as a director. Aquent will indemnify the Aquent nominees against certain liabilities.

By-Law Amendment

     Aquent is also proposing an amendment to the Company's by-laws authorizing special meetings to be called by persons who own, individually or in the aggregate, 10% or more of the

Company's outstanding common stock. We believe this amendment will give the shareholders a greater voice in the governance of the Company at a time when important decisions must be made regarding the Company's future. At present, only management, or the holders of 50% or more of the Company's outstanding stock, can call a shareholders meeting.

     Aquent's proposal is as follows:

     "RESOLVED, that Article I, Section 3 of the by-laws be and hereby is amended to read in its entirety as follows:

     'Special Meetings. Special meetings of shareholders may be called at any time for any purpose or purposes by the board of directors or by the president and shall be called by the president or secretary within five business days after receipt of a written request signed by the holders of 10% or more of the issued and outstanding shares entitled to vote thereat, which request shall be delivered to the president or secretary and shall state the date, time and place of the meeting and the purpose or purposes for which it is requested.'"

     Aquent believes that authorizing shareholders who own 10% or more of the Company's stock to call special meetings of shareholders will afford shareholders the opportunity to hold the Board accountable for its actions at any time of the year, not just once a year at the Annual Meeting. Aquent therefore urges you to approve the proposed by-law amendment.

     Among other things, shareholders might seek to introduce corporate governance proposals or consider changing the composition of the Board more frequently than once a year, through the removal of incumbent directors and/or enlargement of the Board and the election of new directors to fill the resulting vacancies. Such action could be taken if the shareholders believed that the incumbent directors were not fulfilling their fiduciary duty to consider attractive acquisition proposals, or were otherwise acting out of selfish motives or seeking to entrench themselves in power. Aquent has not at present determined whether to take any particular actions that it might take at such a special meeting but it reserves its rights as a shareholder to take any such actions.

     The Board, which is elected by the shareholders, should listen and be receptive to requests for special meetings by shareholders having a significant interest in the Company in order to give prompt and timely consideration to matters that shareholders deem important to their interests and not be required to wait until the next annual meeting, since the lapse of time could be very detrimental.

     Under New York law and the Company's charter and by-laws, most actions that can be taken by the shareholders at a special meeting without the concurrence of the Board require approval by the holders of a majority of those shares which are voted at the meeting, not by an absolute majority of the outstanding shares. It therefore seems illogical and unnecessary to require that an absolute majority of all outstanding shares be mobilized merely to call a meeting.

Interests of Aquent

     Except for its belief that a revitalized Board will be more likely to consider any acquisition offers for the Company that Aquent may make, or as otherwise disclosed in this Proxy Statement (including the Appendices hereto), none of the Aquent Nominees, Aquent or any of their affiliates or associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Other Matters to be Considered at the Annual Meeting

     The Company's Board has sent you management's proxy statement discussing, in addition to the election of directors, other matters that may properly come before the Annual Meeting. Aquent intends to refrain from voting on any such matter and is not soliciting proxies with respect to any such matter. If, however, any other matters, not referred to in management's proxy statement, properly come before the meeting, the persons named in the enclosed form of proxy will vote such proxies in accordance with their judgment on such matters. Note that it will not be possible to use the GOLD proxy card to vote on the election of Messrs. Berry and Marano, who have been nominated by the Board, or on other proposals submitted by management seeking approval of various proposed employee benefit plans.

                      VOTING OF PROXIES AND RELATED MATTERS

Voting of Proxies

     All properly executed and unrevoked proxies that are received in time for the meeting will be voted at the meeting or any adjournment thereof in accordance with any specifications therein, or if no specifications are made, will be voted "FOR" the election of the named nominees as directors and "FOR" approval of the proposal to amend the Company's by-laws to authorize special shareholders meetings to be called by the holders of 10% or more of the Company's outstanding common stock.

Required Votes

     Directors are elected by plurality vote. Any other matter to be voted on at the meeting will require, for approval, the affirmative vote of a majority of the shares of common stock voting on the proposal, with abstentions and broker non-votes not counting as votes cast for this purpose.

Revocation of Proxies

     Any person giving a proxy may revoke it by written notice to the Company at any time prior to exercise of the proxy. A person present at the meeting may withdraw his or her proxy by voting in person.

     Submission of a properly executed GOLD proxy card will revoke all prior proxy cards, including any white proxy cards which solicit a proxy in favor of management with respect to such matters.

              SHARES OF THE COMPANY HELD BY AQUENT AND ITS NOMINEES

     The following table sets forth, as of April 14, 2003, the number and percent of outstanding shares of Common Stock beneficially owned by Aquent and each of the Aquent Nominees:

  Name and Address     Number of Shares    Percentage of Shares
of Beneficial Owner   Beneficially Owned    Beneficially Owned
-------------------   ------------------   --------------------
Aquent LLC                1,101,000                3.6%
Karl L. Meyer                     0                 --

Robert A. Trevisani               0                 --

All above parties in the aggregate

----------
1. None of such persons holds options to purchase shares of Common Stock.

Management's proxy statement sets forth information as to the number and percentage of outstanding shares beneficially owned by (i) each person known by the Company to own more than 5% of the outstanding Common Stock, (ii) each director of the Company, (iii) each of the five most highly paid executive officers of the Company and (iv) all executive officers and directors of the Company as a group, and reference is made thereto for such information.

                            SOLICITATION AND EXPENSES

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegram and the internet by managers, officers and other employees of Aquent who will not be specially compensated for these services. Aquent has engaged MacKenzie Partners, Inc. to serve as a proxy solicitor for Aquent for a fee of up to approximately $100,000. Aquent has also agreed to reimburse MacKenzie Partners, Inc. for its reasonable out-of-pocket expenses. Approximately 30 persons will be utilized by MacKenzie Partners, Inc. in its solicitation efforts, which may be made by telephone, facsimile, telegram or the internet, or in person. The entire expense of preparing, assembling, printing and mailing this proxy solicitation and related materials and the cost of soliciting proxies will be borne by Aquent. Although no precise estimate can be made at the present time, Aquent currently estimates that the total expenditures relating to the proxy solicitation incurred by Aquent may be approximately $350,000 (exclusive of possible litigation), of which approximately $10,000 has been incurred to date. Aquent has also agreed to indemnify its nominees and MacKenzie Partners, Inc. against certain liabilities.

     Aquent will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. Aquent will reimburse such persons for their reasonable expenses in connection therewith.

     To the extent legally permissible, Aquent will seek reimbursement from the Company for the costs of this solicitation. Aquent does not currently intend to submit approval of such reimbursement to a vote of shareholders of the Company at a subsequent meeting unless required by law.

                              SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the annual meeting to be held in 2004 must be received by the Company no later than December 10, 2003, to be included in the proxy materials for such meeting. The Company has stated publicly that proxies solicited by the Board of Directors for the 2004 Annual Meeting may be voted at the discretion of the persons named in management's proxy statement for that meeting, or their substitutes, with respect to any shareholder proposal not included in the Company's proxy statement if the Company does not receive notice of such proposal on or before March 1, 2004.

                           FORWARD-LOOKING STATEMENTS

     Certain statements contained herein regarding matters that are not historical facts are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward-looking statements involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied thereby, including due to risk factors listed from time to time in Computer Horizons' reports and filings with the Securities and Exchange Commission.

                                OTHER INFORMATION

     Reference is made to management's proxy statement for additional information regarding the Company, the Annual Meeting and management's proposals.

     Aquent does not make any representation as to the accuracy or completeness of the information contained in management's proxy statement or in the Company's Annual Report.

                                    APPENDIX 1

                                      PROXY

                             COMPUTER HORIZONS CORP.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 14, 2003
                              10:00 A.M. LOCAL TIME
                 THIS PROXY IS SOLICITED ON BEHALF OF AQUENT LLC
                     IN OPPOSITION TO THE BOARD OF DIRECTORS
                        OF COMPUTER HORIZONS CORPORATION

The undersigned appoints John H. Chuang, Steven M. Kapner and Mark H. Harnett, and each of them acting individually, as proxy or proxies of the undersigned with full power of substitution to vote all shares of stock which the undersigned would be entitled to vote if the undersigned were personally present at the Annual Meeting of Shareholders of COMPUTER HORIZONS CORP. to be held at the Hanover Marriott, 1401 Route 10 East, Whippany, NJ on Wednesday, May 14, 2003 at 10:00 A.M. and any adjournment thereof. The undersigned hereby expressly revokes any and all previous proxies with respect to the matters covered by this proxy.

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                      IN THE ENCLOSED POSTAGE-PAID ENVELOPE

       (Continued, and to be marked, dated and signed, on the other side)

--------------------------------------------------------------------------------

             COMPUTER HORIZONS CORP. - ANNUAL MEETING, MAY 14, 2003

YOUR VOTE IS IMPORTANT!
PROXY MATERIALS ARE ALSO AVAILABLE ON-LINE AT:
[________________]

                 PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

           AQUENT LLC RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

                                                        PLEASE MARK YOUR
                                                        VOTES AS INDICATED   /X/
                                                        IN THIS EXAMPLE

1.   The election as directors of all nominees      FOR    WITHHOLD   FOR ALL
     listed (except as marked to the                /  /     /  /     EXCEPT
     contrary below):                                                  /  /

(01) Karl L. Meyer       (02) Robert A. Trevisani
(03) William J. Murphy   (04) William M. Duncan
(05) William J. Marino   (06) Earl L. Mason

Note: It will not be possible to vote on the election of William J. Murphy and Rocco J. Marano as directors by using this GOLD proxy card. Rules promulgated under the Securities Exchange Act of 1934 require us to state that there can be no assurance that any of management's nominees named above will serve if elected with either or both of Messrs. Meyer and Trevisani.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

________________________________________________________________________________

2.   To approve an amendment to the Company's       FOR    AGAINST    ABSTAIN
     by-laws proposed by Aquent LLC                 /  /    /  /       /  /
     authorizing shareholders meetings to be
     called by the holders of 10% or more of
     the Company's outstanding stock

     This proxy grants discretionary authority to vote (i) for an alternative nominee if either of the first two nominees for director listed in Item 1 above is unable or unavailable to serve as a director (unless authority to vote for all nominees or for the particular nominee who ceases to be a candidate is withheld) and (ii) upon any other matters that may properly come before the meeting or any adjournment.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

THIS PROXY IS SOLICITED ON BEHALF OF AQUENT LLC.

Please be sure to sign and date this Proxy in the    Date: _____________________
box below.


--------------------------------------------------------------------------------
Stockholder sign above                     Co-holder (if any)       Sign above

Signature(s) should agree with name(s) printed hereon. Please correct any errors in address shown. If signing in representative capacity include full title. Proxies by a corporation should be signed in its name by an authorized officer. Where stock stands in more than one name, all holders of record should sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

                   APPENDIX I TO PROXY STATEMENT OF AQUENT LLC

  Shares of Common Stock Acquired by Aquent

    Date                       Number of Shares

  8/5/2002                          27,500
  8/7/2002                           8,000
  8/8/2002                          50,000
 8/12/2002                          10,000
 8/13/2002                           8,500
 8/14/2002                           5,000
  9/3/2002                           5,000
 9/20/2002                           9,000
 9/30/2002                          20,000
10/10/2002                           8,200
10/11/2002                           3,500
10/14/2002                          45,000
10/15/2002                          15,000
10/16/2002                          20,000
10/21/2002                          10,000
10/22/2002                          22,000
10/23/2002                           2,000
10/25/2002                          16,000
12/19/2002                          48,800
12/20/2002                           1,500
12/23/2002                           1,600
12/24/2002                           7,100
12/26/2002                           2,800
12/27/2002                           1,600
  1/7/2003                          48,100
  1/8/2003                          28,800
 1/14/2003                             100
 1/17/2003                           8,900
 1/21/2003                           2,300
 1/22/2003                           8,900
 1/23/2003                           7,100
 1/24/2003                          15,100
 1/27/2003                          22,800
 1/28/2003                          13,000
 1/29/2003                           8,900

    Date                       Number of Shares

 1/30/2003                          15,900
 1/31/2003                          19,600
  2/3/2003                          13,900
  2/4/2003                          10,800
  2/5/2003                          13,900
  2/6/2003                          19,100
  2/7/2003                          25,400
 2/10/2003                           8,000
 2/11/2003                          20,500
 2/12/2003                          18,600
 2/13/2003                          47,100
 2/14/2003                           6,600
 2/18/2003                          40,300
 2/19/2003                          11,900
 2/20/2003                          16,600
 2/21/2003                          12,500
 2/24/2003                           3,600
 2/25/2003                           6,600
 2/26/2003                          22,400
 2/27/2003                          10,000
 3/19/2003                           5,300
 3/26/2003                           5,000
 3/27/2003                          25,000
 3/28/2003                          45,600
  4/2/2003                          23,000
  4/4/2003                          12,700
  4/8/2003                          38,600
  4/9/2003                          14,600
 4/10/2003                          13,800
 4/11/2003                          61,700
 4/14/2003                             300

  TOTAL                          1,101,000
                                      3.6%

   Shares of Common Stock Sold by Aquent

    Date                       Number of Shares

   None                         Not Applicable

       Persons Who May be Deemed to be Participants in Addition to Aquent

1.   Name of Person: John H. Chuang

     Business Address: c/o Aquent LLC, 711 Boylston Street, Boston, MA 02116

     Present Occupation: CEO of Aquent

     Shares of Common Stock of the Company Beneficially Owned: None(1)

     Shares of Common Stock Owned of Record: None

     Shares of Common Stock Purchased and Sold Within the Past Two Years:

         Date                Purchased or Sold               Number of Shares
         ----                -----------------               ----------------
     NONE

(1) Exclusive of 1,101,000 shares owned by Aquent LLC, the power to own or dispose of which is held jointly by John H. Chuang, Steven M. Kapner and Mia M. Wenjen

2.   Name of Person: Steven M. Kapner

     Business Address: c/o Aquent LLC, 711 Boylston Street, Boston, MA 02116

     Present Occupation: Director of Aquent

     Shares of Common Stock of the Company Beneficially Owned: None(1)

     Shares of Common Stock Owned of Record: None

     Shares of Common Stock Purchased and Sold Within the Past Two Years:

         Date                Purchased or Sold               Number of Shares
         ----                -----------------               ----------------
     NONE

(1) Exclusive of 1,101,000 shares owned by Aquent LLC, the power to own or dispose of which is held jointly by John H. Chuang, Steven M. Kapner and Mia M. Wenjen

3.   Name of Person: Mia M. Wenjen

     Business Address: c/o Aquent LLC, 711 Boylston Street, Boston, MA 02116

     Present Occupation: Director of Aquent

     Shares of Common Stock of the Company Beneficially Owned: None(1)

     Shares of Common Stock Owned of Record: None

     Shares of Common Stock Purchased and Sold Within the Past Two Years:

         Date                Purchased or Sold               Number of Shares
         ----                -----------------               ----------------
     NONE

(1) Exclusive of 1,101,000 shares owned by Aquent LLC, the power to own or dispose of which is held jointly by John H. Chuang, Steven M. Kapner and Mia M. Wenjen

4.   Name of Person: Nunzio Domilici

     Business Address: c/o Aquent LLC, 711 Boylston Street, Boston, MA 02116

     Present Occupation: CFO of Aquent

     Shares of Common Stock of the Company Beneficially Owned: None (1)

     Shares of Common Stock Owned of Record: None

     Shares of Common Stock Purchased and Sold Within the Past Two Years:

         Date                Purchased or Sold               Number of Shares
         ----                -----------------               ----------------
     NONE

(1) Exclusive of 1,101,000 shares owned by Aquent LLC, the power to own or dispose of which is held jointly by John H. Chuang, Steven M. Kapner and Mia M. Wenjen

5.   Name of Person: Karl L. Meyer

     Business Address: Ermis Maritime Holdings Limited, 60 Arch St., Greenwich, CT 06830

     Present Occupation: Private Investor; Chief Executive Officer of Ermis

     Shares of Common Stock of the Company Beneficially Owned: None

     Shares of Common Stock Owned of Record: None

     Shares of Common Stock Purchased and Sold Within the Past Two Years:

         Date                Purchased or Sold               Number of Shares
         ----                -----------------               ----------------
     NONE

6.   Name of Person: Robert A. Trevisani

     Business Address: Gadsby & Hannah LLP, 225 Franklin St., Boston, MA 02110

     Present Occupation: Attorney

     Shares of Common Stock of the Company Beneficially Owned: None

     Shares of Common Stock Owned of Record: None

     Shares of Common Stock Purchased and Sold Within the Past Two Years:

         Date                Purchased or Sold               Number of Shares
         ----                -----------------               ----------------
     NONE

None of the shares of Common Stock owned by Aquent LLC were purchased with borrowed funds. No associate of the persons who may be deemed to be participants in such solicitation beneficially owns any securities of the Company and no person who may be deemed to be a participant owns any securities of any parent or subsidiary of the Company or is, or was within the past year, a party to any contracts, arrangements or understandings with any person with respect to any securities of the Company.

As described in the proxy statement, Aquent is interested in discussing the possibility of an acquisition of the Company by Aquent. Except as previously indicated in this Proxy Statement, no participant or associate of any participant in the proxy solicitation has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates (except that Aquent has discussed with Nicholas Lento the possibility of his becoming an executive officer of the Company following an acquisition of the Company by Aquent) or with respect to any future transactions to which the Company or its affiliates will or may be a party, nor is any such person a party adverse to the Company in any legal proceeding, and none of such persons has a material interest adverse to the Company in any such proceeding.

Aquent's nominees, if elected, will be compensated for their services as directors. The Company's current compensation arrangements for directors are described in management's proxy statement. Aquent will indemnify its nominees against certain liabilities which may arise in connection with their candidacy as directors.